UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  September 18, 2000
                                                     ------------------

                       1StopSale.com Holdings Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

    Delaware                    0-31505                   23-3020677
 ---------------              ------------            -------------------
 (State or other              (Commission                (IRS Employer
 jurisdiction of              File Number)            Identification No.)
 incorporation)

        1422 Chestnut Street, Suite 410, Philadelphia, PA 19102
        -------------------------------------------------------
          (Address of principal executive offices) (Zip Code)

  Registrant's telephone number, including area code:  (215) 569-9175
                                                       --------------


Item 5.  Other Events.

On September 18, 2000, the Registrant appointed Holladay Stock Transfer, Inc. of Scottsdale, Arizona as the Registrant's transfer agent and registrar.

In addition, on September 20, 2000, the Registrant was assigned a Corporate CUSIP Number of 68274A 10 3.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    1StopSale.com Holdings Inc.

Date: September 21, 2000            By: /s/ William Tay
      ------------------            ------------------------
                                    William Tay
                                    President & Chief Executive Officer